Exhibit 13(b)

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the TIAA-CREF Funds does hereby certify, to such officer’s knowledge, that:

The report on Form N-CSR of the TIAA-CREF Funds (the “Funds”) (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated: July 2, 2024	By: /s/ Jordan M. Farris Jordan M. Farris Chief Administrative Officer (principal executive officer)
Dated: July 2, 2024	By: /s/ E. Scott Wickerham E. Scott Wickerham Vice President and Controller (principal financial officer)